Exhibit 99.2

NEWS RELEASE

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CISO Global Creates vCISO LLC to Hold Intellectual Property

SaaS subsidiary will own and out-license next generation security software

Scottsdale, Ariz. May 15, 2023 – CISO Global (NASDAQ: CISO), an industry leader as a managed cybersecurity and compliance provider, based in Scottsdale, Ariz., announced that it has formed vCISO LLC to own and out-license certain intellectual property of the company. The ARGO Security Management Platform will be the first asset moved to the wholly owned subsidiary.

“Over the course of 17 acquisitions, we have brought together some amazing talent that has developed game-changing security solutions,” said David Jemmett, CEO and founder of CISO Global. “We have been enhancing, testing and deploying these solutions to ensure their efficacy and efficiency.”

ARGO provides a holistic view of a company’s information security program on a single pane of glass. Designed to empower both security professionals and non-technical executives with real-time data to see how vital components of their security program are performing, ARGO has been successfully deployed on customer networks.

“The cybersecurity talent shortage makes it challenging for organizations to build resiliency against cyber threats,” said Ashley Devoto, President and Chief Information Security Officer of CISO Global. “The products we are bringing to market are designed to enable and differentiate our services so our clients keep pace with the evolving threat landscape. With ARGO, we deliver an always-on cybersecurity platform backed by our experts who work as an extension of client teams.”

CISO expects to move additional intellectual property to vCISO LLC on an ongoing basis.

“The creation of vCISO will allow CISO Global to continue to focus on delivering world class security services while recognizing the value of the intellectual property for our shareholders,” said Jemmett.

About CISO Global

CISO Global is an industry leader as a managed cybersecurity and compliance provider. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief in the capabilities of the ARGO Security Management Platform; our belief in the value of CISO’s intellectual property; and our belief in the design and capability of the products that CISO is bringing to market. These statements are often, but not always, made through the use of words or phrases such as "believes," "expects," "anticipates," "intends," "estimates," “predict,” "plan," “project,” “continuing,” “ongoing,” “potential,” “opportunity,” "will," "may," "look forward," "intend," "guidance," "future" or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to raise capital; our ability to increase revenue and cash flow and become profitable; our ability to recruit and retain key talent; our ability to identify and consummate acquisitions; our ability to acquire, attract, and retain clients; and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.